UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	5/31
Date of reporting period:	11/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

SEMIANNUAL REPORT November 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Sustainable U.S. Equity Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Sustainable U.S. Equity Fund, Inc. (formerly, Dreyfus Sustainable U.S. Equity Fund, Inc.), covering the six-month period from June 1, 2019 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced bouts of brief volatility during the reporting period, caused in part by concerns over slowing global growth and trade tensions. Prior to the start of the period, mounting trade disputes ended a strong equity market rally. However, stocks recovered in June 2019 and generally experienced an upward trajectory through the month of July. Prices were buoyed by hopes of a U.S.-China trade deal and the steady, although moderate, pace of U.S. economic growth. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, indices generally rose during the reporting period, as mixed economic data and the Federal Reserve’s (the “Fed”) new data-dependent stance regarding future policy moves suggested the economy could be slowing. Markets had been expecting a loosening of monetary policy, and at the end of July 2019, the Fed cut the federal funds rate by 25 basis points. The Fed cut rates again in September and October, for a total 75-basis-point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We remain optimistic on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2019 through November 30, 2019, as provided by portfolio managers Jeff Munroe, Yuko Takano and Rob Stewart of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended November 30, 2019, the BNY Mellon Sustainable U.S. Equity Fund Inc.’s (formerly, Dreyfus Sustainable U.S. Equity Fund, Inc.) Class A shares produced a total return of 15.19%, Class C shares returned 14.69%, Class I shares returned 15.23%, Class Y shares returned 15.25% and Class Z shares returned 15.33%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 15.00% for the same period.2

Despite pockets of volatility during the period, U.S. stocks gained ground amid strong economic fundamentals and supportive central bank policy. Except for the Class C shares, the fund generally performed in line with the Index due to allocation decisions within the energy and real estate sectors, and positive security selection in the consumer discretionary, communication services, industrials and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging-market countries that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Positive Returns Despite Periodic Volatility

U.S. equities experienced distinct phases of elevated volatility over the six months, not least during August, when the erratic tenor of trade rhetoric was at its most extreme, government bond yields fell sharply, and the U.S. yield curve briefly inverted. However, as investors have come to expect in recent years, the monetary authorities were soon on hand to alleviate the situation, with the U.S. Federal Reserve (the “Fed”) cutting interest rates three times in four months. This monetary stimulus, in tandem with an apparent easing of short-term trade tensions, bolstered sentiment and enabled U.S. equities to shrug off mounting cyclical and geopolitical concerns to deliver a positive return.

Allocation and Security Selection Supported Fund Performance

We maintain our void in the energy space, where a combination of poor returns on capital, shifting demand patterns and negative long-term externalities around carbon pricing and regulation are not reflected in the valuation of these stocks and are incompatible with our focus on finding investments that are aligned with the transition to a lower carbon world. This positioning aided relative returns, as did a void in real estate. Stock picking had a positive impact in a host of sectors: consumer

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

discretionary, communication services, industrials and information technology. Applied Materials performed well on an increasingly optimistic outlook for demand and revenue, while sporadic signs of progress regarding the trade dispute between the U.S. and China also benefited the stock. At the most recent juncture, results for the fourth quarter were better than anticipated, as was guidance for the first quarter. Apple shares rose over the reporting period. The ecosystem the company has built remains extremely compelling, service revenues are growing well, and the prospect of 5G connectivity in 2020 could serve to accelerate the upgrade cycle, thus reversing a headwind to iPhone sales that has been in place for a number of years.

Conversely, stock picking disappointed in materials and consumer staples, as did an overweight to consumer discretionary. A conservative outlook in August from Cisco Systems dampened enthusiasm for the stock. Share price weakness persisted, as investors fretted over whether the company’s successful transformation and product innovations would be enough to offset a deterioration in enterprise spending against a difficult macroeconomic backdrop. Revenue guidance for the second quarter of the fiscal year subsequently disappointed. Colgate-Palmolive was another prominent detractor, as investor doubts emerged as to whether the momentum garnered over the first part of the year may be difficult to maintain in a tough macroeconomic environment. We exited the stock during October. The business faces structural challenges in its core categories and continues to surrender share in the U.S. and globally, thereby suppressing growth across much of the portfolio and raising some concern about its competitive position.

Sustainable Investment with a Long-Term Focus

With the Fed cutting interest rates once again in October 2019, actual or expected interest rate cuts can give financial markets a short-term boost. However, if global economic momentum continues to slow, and the trade dispute between the U.S. and China rumbles on, the headwinds facing equity markets may persist.

We embed a focus on the sustainability of our investments into our analysis as a valuable guide to positioning the portfolio effectively for the long term. Business quality is also important to us, yet we recognize that ‘quality’ already carries a hefty valuation premium. We certainly prize long-term growth opportunities, competitive advantage, high return on capital and conservative balance sheets in our portfolio companies, but we aim for a diversified portfolio containing a range of investment profiles. As mentioned above, and to the portfolio’s benefit, we maintain our void in the energy space. At the other end of the spectrum, one of our largest expressions of conviction, certainly in absolute terms, continues to be in the information technology space. We believe that a strong focus on providing innovation and solutions to global sustainability challenges, limited regulatory interference and high incremental returns on capital make for an attractive area from which to find long-term investments.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$5.11	$9.12	$3.77	$3.77	$4.04
Ending value (after expenses)	$1,151.90	$1,146.90	$1,152.30	$1,152.50	$1,153.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.80	$8.57	$3.54	$3.54	$3.79
Ending value (after expenses)	$1,020.25	$1,016.50	$1,021.50	$1,021.50	$1,021.25

†Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .75% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.7%
Banks - 5.1%
Citigroup	136,560		10,258,387
First Republic Bank	71,864		7,897,854
			18,156,241
Capital Goods - 4.2%
Acuity Brands	20,999		2,746,249
Ferguson	53,528		4,653,670
General Electric	677,021		7,630,027
			15,029,946
Consumer Durables & Apparel - 6.2%
Lennar, Cl. A	95,426		5,692,161
NIKE, Cl. B	109,450		10,232,480
PulteGroup	158,172		6,271,520
			22,196,161
Diversified Financials - 4.1%
Redwood Trust	241,269	[a]	3,903,732
The Goldman Sachs Group	48,697		10,779,081
			14,682,813
Food & Staples Retailing - 3.5%
Costco Wholesale	25,707		7,707,216
Walgreens Boots Alliance	82,885		4,939,946
			12,647,162
Food, Beverage & Tobacco - 3.2%
PepsiCo	83,260		11,309,206
Health Care Equipment & Services - 6.6%
Abbott Laboratories	124,100		10,604,345
Medtronic	118,182		13,164,293
			23,768,638
Insurance - 3.0%
Intact Financial	104,962		10,823,342
Materials - 3.9%
Albemarle	66,294		4,334,302
Ecolab	18,757		3,501,369
International Flavors & Fragrances	43,733		6,176,411
			14,012,082
Media & Entertainment - 6.7%
Alphabet, Cl. A	18,365	[b]	23,949,613
Pharmaceuticals Biotechnology & Life Sciences - 6.3%
Gilead Sciences	128,910		8,667,908
Merck & Co.	161,598		14,088,114
			22,756,022

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Retailing - 10.0%
Amazon.com		9,889	[b]	17,808,111
Dollar General		48,354		7,608,985
eBay		187,705		6,667,282
The TJX Companies		64,593		3,948,570
				36,032,948
Semiconductors & Semiconductor Equipment - 5.0%
Applied Materials		166,467		9,638,439
Qualcomm		99,479		8,311,470
				17,949,909
Software & Services - 15.3%
Accenture, Cl. A		71,308		14,344,317
Intuit		24,510		6,345,394
Mastercard, Cl. A		24,895		7,275,066
Microsoft		176,689		26,747,181
				54,711,958
Technology Hardware & Equipment - 8.8%
Apple		87,847		23,477,111
Cisco Systems		178,348		8,080,948
				31,558,059
Telecommunication Services - 2.7%
Verizon Communications		162,178		9,769,603
Utilities - 3.1%
CMS Energy		83,069		5,092,130
Eversource Energy		74,156		6,128,252
				11,220,382
Total Common Stocks (cost $266,947,326)				350,574,085
	1-Day Yield (%)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,337,399)	1.63	8,337,399	[c]	8,337,399
Total Investments (cost $275,284,725)		100.0%		358,911,484
Cash and Receivables (Net)		.0%		19,245
Net Assets		100.0%		358,930,729

aInvestment in real estate investment trust within the United States.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.0
Consumer Discretionary	16.2
Health Care	13.0
Financials	12.2
Communication Services	9.4
Consumer Staples	6.7
Industrials	4.2
Materials	3.9
Utilities	3.1
Investment Companies	2.3
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/19($)	Purchases($)	Sales ($)	Value 11/30/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,942,222	35,636,659	37,241,482	8,337,399	2.3	87,465

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	266,947,326	350,574,085
Affiliated issuers	8,337,399	8,337,399
Dividends and interest receivable		299,495
Receivable for shares of Common Stock subscribed		94,998
Prepaid expenses		51,657
		359,357,634
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		289,541
Directors’ fees and expenses payable		51,655
Payable for shares of Common Stock redeemed		17,618
Other accrued expenses		68,091
		426,905
Net Assets ($)		358,930,729
Composition of Net Assets ($):
Paid-in capital		260,008,750
Total distributable earnings (loss)		98,921,979
Net Assets ($)		358,930,729

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	35,683,554	2,725,432	28,822,373	174,687	291,524,683
Shares Outstanding	2,720,951	247,512	2,139,115	12,988	21,650,482
Net Asset Value Per Share ($)	13.11	11.01	13.47	13.45	13.47

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $24,881 foreign taxes withheld at source):
Unaffiliated issuers	2,885,317
Affiliated issuers	87,465
Interest	28
Total Income	2,972,810
Expenses:
Management fee—Note 3(a)	992,888
Shareholder servicing costs—Note 3(c)	209,857
Professional fees	48,851
Registration fees	44,713
Prospectus and shareholders’ reports	19,175
Distribution fees—Note 3(b)	10,455
Custodian fees—Note 3(c)	4,411
Loan commitment fees—Note 2	3,302
Directors’ fees and expenses—Note 3(d)	1,560
Miscellaneous	14,190
Total Expenses	1,349,402
Less—reduction in expenses due to undertaking—Note 3(a)	(67,751)
Net Expenses	1,281,651
Investment Income—Net	1,691,159
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,886,142
Net realized gain (loss) on forward foreign currency exchange contracts	(11,490)
Net Realized Gain (Loss)	5,874,652
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	38,823,032
Net Realized and Unrealized Gain (Loss) on Investments	44,697,684
Net Increase in Net Assets Resulting from Operations	46,388,843

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations ($):
Investment income—net	1,691,159	3,823,644
Net realized gain (loss) on investments	5,874,652	6,153,650
Net change in unrealized appreciation (depreciation) on investments	38,823,032	15,280,209
Net Increase (Decrease) in Net Assets Resulting from Operations	46,388,843	25,257,503
Distributions ($):
Distributions to shareholders:
Class A	-	(896,452)
Class C	-	(119,428)
Class I	-	(462,446)
Class Y	-	(9,152)
Class Z	-	(10,969,757)
Total Distributions	-	(12,457,235)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,647,888	5,992,954
Class C	77,094	202,860
Class I	14,003,434	8,183,359
Class Y	-	131,440
Class Z	705,808	1,619,164
Distributions reinvested:
Class A	-	840,146
Class C	-	94,661
Class I	-	247,194
Class Z	-	10,529,896
Cost of shares redeemed:
Class A	(1,031,318)	(4,314,234)
Class C	(639,888)	(985,135)
Class I	(1,975,349)	(5,445,340)
Class Y	(176,316)	(88,435)
Class Z	(10,749,059)	(24,819,765)
Increase (Decrease) in Net Assets from Capital Stock Transactions	8,862,294	(7,811,235)
Total Increase (Decrease) in Net Assets	55,251,137	4,989,033
Net Assets ($):
Beginning of Period	303,679,592	298,690,559
End of Period	358,930,729	303,679,592

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	682,830	535,551
Shares issued for distributions reinvested	-	77,648
Shares redeemed	(82,858)	(393,856)
Net Increase (Decrease) in Shares Outstanding	599,972	219,343
Class Cb
Shares sold	7,463	21,018
Shares issued for distributions reinvested	-	10,334
Shares redeemed	(61,934)	(105,218)
Net Increase (Decrease) in Shares Outstanding	(54,471)	(73,866)
Class I
Shares sold	1,073,135	726,675
Shares issued for distributions reinvested	-	22,290
Shares redeemed	(154,697)	(483,178)
Net Increase (Decrease) in Shares Outstanding	918,438	265,787
Class Y
Shares sold	-	11,478
Shares redeemed	(14,175)	(7,173)
Net Increase (Decrease) in Shares Outstanding	(14,175)	4,305
Class Za
Shares sold	54,853	139,328
Shares issued for distributions reinvested	-	949,498
Shares redeemed	(842,040)	(2,142,981)
Net Increase (Decrease) in Shares Outstanding	(787,187)	(1,054,155)

[a] During the period ended May 31, 2019, 1,253 Class Z shares representing $15,380 were exchanged for 1,285 Class A shares.

[b] During the period ended November 30, 2019, 174 Class C shares representing $1,785 were automatically converted to 147 Class A shares and during the period ended May 31, 2019, 1,570 Class C shares representing $14,900 were automatically converted to 1,327 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	November 30, 2019	Year Ended May 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.39	10.94	13.26	12.02	14.38	14.82
Investment Operations:
Investment income—net[a]	.05	.13	.08	.09	.11	.09
Net realized and unrealized gain (loss) on investments	1.67	.80	.60	1.80	(.69)	1.33
Total from Investment Operations	1.72	.93	.68	1.89	(.58)	1.42
Distributions:
Dividends from investment income—net	-	(.18)	(.10)	(.11)	(.09)	(.10)
Dividends from net realized gain on investments	-	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	-	(.48)	(3.00)	(.65)	(1.78)	(1.86)
Net asset value, end of period	13.11	11.39	10.94	13.26	12.02	14.38
Total Return (%)[b]	15.19[c]	8.66	5.05	16.25	(3.86)	9.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[d]	1.04	1.11	1.26	1.23	1.20
Ratio of net expenses to average net assets	.95[d]	.95	.95	1.26	1.23	1.20
Ratio of net investment income to average net assets	.83[d]	1.11	.67	.76	.86	.62
Portfolio Turnover Rate	18.47[c]	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	35,684	24,150	20,812	19,810	19,733	23,248

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class C Shares	November 30, 2019	Year Ended May 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.60	9.26	11.64	10.63	12.93	13.52
Investment Operations:
Investment income (loss)—net[a]	.01	.04	(.01)	(.00)[b]	.01	(.02)
Net realized and unrealized gain (loss) on investments	1.40	.67	.53	1.58	(.61)	1.21
Total from Investment Operations	1.41	.71	.52	1.58	(.60)	1.19
Distributions:
Dividends from investment income—net	-	(.07)	-	(.03)	(.01)	(.02)
Dividends from net realized gain on investments	-	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	-	(.37)	(2.90)	(.57)	(1.70)	(1.78)
Net asset value, end of period	11.01	9.60	9.26	11.64	10.63	12.93
Total Return (%)[c]	14.69[d]	7.80	4.25	15.34	(4.48)	9.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[e]	1.81	1.86	2.02	1.98	1.96
Ratio of net expenses to average net assets	1.70[e]	1.70	1.70	2.01	1.98	1.96
Ratio of net investment income (loss) to average net assets	.10[e]	.37	(.08)	(.01)	.11	(.11)
Portfolio Turnover Rate	18.47[d]	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	2,725	2,898	3,481	4,907	6,017	6,698

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	November 30, 2019	Year Ended May 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.68	11.22	13.53	12.25	14.63	15.04
Investment Operations:
Investment income—net[a]	.07	.16	.12	.14	.15	.14
Net realized and unrealized gain (loss) on investments	1.72	.80	.62	1.83	(.70)	1.36
Total from Investment Operations	1.79	.96	.74	1.97	(.55)	1.50
Distributions:
Dividends from investment income—net	-	(.20)	(.15)	(.15)	(.14)	(.15)
Dividends from net realized gain on investments	-	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	-	(.50)	(3.05)	(.69)	(1.83)	(1.91)
Net asset value, end of period	13.47	11.68	11.22	13.53	12.25	14.63
Total Return (%)	15.23[b]	8.89	5.38	16.65	(3.55)	10.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74 [c]	.74	.81	.95	.91	.90
Ratio of net expenses to average net assets	.70 [c]	.70	.70	.93	.91	.90
Ratio of net investment income to average net assets	1.06[c]	1.36	.91	1.10	1.17	.96
Portfolio Turnover Rate	18.47[b]	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	28,822	14,261	10,710	13,162	10,150	12,499

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class Y Shares	November 30, 2019	Year Ended May 31,
(Unaudited)		2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	11.66	11.20	13.52	12.70
Investment Operations:
Investment income—net[b]	.07	.16	.12	.10
Net realized and unrealized gain (loss) on investments	1.72	.80	.61	1.42
Total from Investment Operations	1.79	.96	.73	1.52
Distributions:
Dividends from investment income—net	-	(.20)	(.15)	(.16)
Dividends from net realized gain on investments	-	(.30)	(2.90)	(.54)
Total Distributions	-	(.50)	(3.05)	(.70)
Net asset value, end of period	13.45	11.66	11.20	13.52
Total Return (%)	15.25[c]	8.90	5.33	12.48[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.71	.77	.96[d]
Ratio of net expenses to average net assets	.70[d]	.70	.70	.94[d]
Ratio of net investment income to average net assets	1.24[d]	1.35	1.01	1.13[d]
Portfolio Turnover Rate	18.47[c]	39.66	49.82	130.14
Net Assets, end of period ($ x 1,000)	175	317	256	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Z Shares	November 30, 2019	Year Ended May 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.68	11.21	13.53	12.25	14.62	15.03
Investment Operations:
Investment income—net[a]	.07	.15	.11	.13	.14	.13
Net realized and unrealized gain (loss) on investments	1.72	.81	.60	1.83	(.69)	1.35
Total from Investment Operations	1.79	.96	.71	1.96	(.55)	1.48
Distributions:
Dividends from investment income—net	-	(.19)	(.13)	(.14)	(.13)	(.13)
Dividends from net realized gain on investments	-	(.30)	(2.90)	(.54)	(1.69)	(1.76)
Total Distributions	-	(.49)	(3.03)	(.68)	(1.82)	(1.89)
Net asset value, end of period	13.47	11.68	11.21	13.53	12.25	14.62
Total Return (%)	15.33[b]	8.81	5.19	16.51	(3.57)	10.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]	.81	.87	1.03	1.03	.98
Ratio of net expenses to average net assets	.75[c]	.78	.77	1.02	1.03	.98
Ratio of net investment income to average net assets	1.05[c]	1.28	.85	.99	1.05	.86
Portfolio Turnover Rate	18.47[b]	39.66	49.82	130.14	61.45	57.09
Net Assets, end of period ($ x 1,000)	291,545	262,053	263,433	276,028	260,967	291,371

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from The Dreyfus Sustainable U.S. Equity Fund, Inc. to BNY Mellon Sustainable U.S. Equity Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	350,574,085	-	-	350,574,085
Investment Companies	8,337,399	-	-	8,337,399

† See Statement of Investments for additional detailed categorizations., if any

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2019 was as follows: ordinary income $4,876,050 and long-term capital gains $7,581,185. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended November 30, 2019, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2019 through September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $67,751 during the period ended November 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended November 30, 2019, the Distributor retained $5,716 from commissions earned on sales of the fund’s Class A and $69 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2019, Class C shares were charged $10,455 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the amounts to be paid to Service Agents. During the period ended November 30, 2019, Class A and Class C shares were charged $35,254 and $3,485, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2019, Class Z shares were charged $71,380 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $67,604 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $4,411 pursuant to the custody agreement.

During the period ended November 30, 2019, the fund was charged $6,571 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $217,525, Distribution Plan fees of $1,687, Shareholder Services Plan fees of $25,822, custodian fees of $3,200, Chief Compliance Officer fees of $2,174 and transfer agency fees of $39,133.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2019, amounted to $72,995,207 and $59,359,197, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2019, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2019:

Average Market Value ($)
Forward contracts	16,409

At November 30, 2019, accumulated net unrealized appreciation on investments was $83,626,759, consisting of $86,035,502 gross unrealized appreciation and $2,408,743 gross unrealized depreciation.

At November 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On December 31, 2019 (the “Effective Date”), Newton Investment Management (North America) Limited (“NIMNA”), the fund’s Sub-Adviser, will reorganize into Newton Investment Management Limited (“NIM”). Consequently, as of the Effective Date, the sub-investment advisory agreement between the Adviser and NIMNA will be terminated and NIIM will serve as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There will be no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into NIM.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing, all for various periods ended May 31, 2019, (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (the “Performance Universe”); (2) at the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

request of the Adviser, the fund’s performance with the performance of a group of environmental, social and governance (ESG)-rated funds (“Performance Group 2”); and (3) the fund’s actual and contractual management fees and total expenses with those of two groups of comparable funds, one identical to Performance Group 1 (“Expense Group 1”) and the other identical to Performance Group 2 (“Expense Group 2”), and with a broader groups of funds that included the Performance Group 1 funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Groups and Performance Universe and the Expense Groups and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at or above the medians of the Performance Groups for all periods, except the three- and five-year periods when performance was slightly below the Performance Group 2 median, and that the fund’s total return performance was above the medians of the Performance Universe for the one-, two- and three-year periods and below the medians of the Performance Universe in the four-, five- and ten-year periods. The Board considered the relative proximity of the fund’s performance to the medians of the Performance Universe when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also considered that the fund’s investment strategies and portfolio management changed, and the Subadviser was added, in May 2017.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group 1 and 2 medians, the fund’s actual management fee and total expenses were below the Expense Group 1 and 2 medians and below the Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the

“Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, particularly in more recent periods.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

************

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30, 2019 (the “Meeting”), the Board discussed with representatives of the Adviser (a) plans to wind down the operations of and dissolve the fund’s then-current sub-investment adviser, Newton Investment Management (North America) Limited (“NIMNA”); and

(b) a proposal that Newton Investment Management Limited (“NIM”), an affiliate of NIMNA and the Adviser, assume the investment advisory responsibilities of NIMNA, pursuant to a sub-investment advisory agreement between the Adviser and NIM (the “New Sub-Advisory Agreement”), to be effective December 31, 2019 (the “Effective Date”).

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which NIM would serve as sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the transfer of the provision of sub-investment advisory services from NIMNA to NIM was not expected to have a material impact on the fund’s day-to-day operations, or the nature, extent or quality of the sub-investment advisory services currently provided to the fund; (ii) the personnel who have been principally responsible for managing the fund’s investment portfolio would continue to serve in that capacity following the Effective Date; and (iii) the substantive terms of the New Sub-Advisory Agreement were substantially similar to those of the current sub-investment advisory agreement between the Adviser and NIMNA (the “Current Agreement”). The Board also considered the fact that the Adviser expressed confidence in NIM and its investment management capabilities.

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement; (ii) information regarding the transition of sub-investment advisory services from NIMNA to NIM; (iii) information regarding investment due diligence of NIM performed by the Adviser; (iv) information regarding NIM’s compliance program; and (v) an opinion of counsel that replacing NIMNA with NIM as the sub-investment adviser to the fund would not result in a “change of control” or an “assignment” of an advisory contract within the meaning of the 1940 Act. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and at a Board meeting on July 23-24, 2019 (the “July Meeting”), at which the Board re-approved the Current Agreement for the ensuing year until August 31, 2020.

Nature, Extent and Quality of Services to be Provided by NIM. In examining the nature, extent and quality of the services that had been furnished by NIMNA to the fund under the Current Agreement, and were expected to be provided by NIM to the fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; (iii) the investment strategy for the fund, which would remain the same after the Effective Date; and (iv) NIM’s compliance program. The Board also considered the review process undertaken by the Adviser and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided by NIMNA and expected to be provided to the fund by NIM after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team, which will remain the same, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of NIM. The Board had considered NIMNA’s investment performance in managing the fund’s portfolio at the July Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by NIM under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Agreement and had been considered at the July Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board recognized that, because NIM’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment management and administrative services (the “Management Agreement”), and, therefore, the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the July Meeting. The Board concluded that the proposed fee payable to NIM by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because NIM’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement, which had been done at the July Meeting.

The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of NIM’s relationship with the fund. The Board concluded that NIM may direct fund brokerage transactions to certain brokers to obtain research and other services, but noted that NIMNA currently paid, and that, after the Effective Date, NIM would pay, for such research and other services, not the fund by way of brokerage commission costs.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

NOTES

NOTES

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2020 BNY Mellon Securities Corporation 0035SA1119

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      January 27, 2020

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      January 24, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)